UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549



                              FORM 8K


                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    December 11, 2013

                      OAKRIDGE HOLDINGS, INC.
         (Exact name of registrant as specified in its charter)


   Minnesota	               0-1937	             41-0843268
(State or other      (Commission File Number)       (IRS Employer
jurisdiction                                     Identification No.)
of incorporation)


400 WEST ONTARIO STREET, CHICAGO, ILLINOIS              60654
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code   (312) 505-9267

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01.  Entry into a Material Definitive Agreement.

On December 11, 2013, Oakridge Holdings, Inc. (the "Company") entered into a Stock Purchase Agreement (the "Agreement") with Robert C. Harvey, the Company's Chief Executive Officer and Chief Financial Officer and a director and the Chairman of the Board of Directors of the Company, pursuant to which the Company agreed to sell to Mr. Harvey the shares of common stock of Lain and Son, Inc. ("Lain"), a wholly-owned subsidiary of the Company. Lain and its subsidiaries own the assets used in the operation of the Company's Cemetery segment.

The purchase price payable to the Company under the Agreement is $2,060,000, consisting of (1) $1,500,000 in cash, and (2) satisfaction of $560,000 in indebtedness owed by the Company to Mr. Harvey in the form of (i) $410,000 principal amount of debentures and (ii) a short-term loan of $150,000. The terms of the Agreement were determined pursuant to negotiations between Mr. Harvey and the Company's directors other than Mr. Harvey. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed herewith as
Exhibit 1.1 and is incorporated herein by reference.

The closing of the transactions contemplated by the Agreement (the "Transactions") is expected to occur before January 1, 2014, subject to the satisfaction of customary closing conditions, including Mr. Harvey obtaining financing needed to consummate the Transactions. Following completion of the Transactions, Mr. Harvey is expected to continue in his role as the Company's Chief Executive Officer and Chief Financial Officer and a director and the Chairman of the Board of Directors of the Company. The Company believes completion of the Transactions will strengthen the Company's balance sheet and provide increased flexibility to its Stinar business to execute its operating plans in the future.



Item 9.01.  Financial Statements and Exhibits.

      (d)   Exhibits.

            1.1 Stock Purchase Agreement, dated December 11, 2013, by and between Robert C. Harvey and Oakridge Holdings, Inc.






SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                    OAKRIDGE HOLDINGS, INC.


Date:  December 11, 2013            /s/ Robert C. Harvey
                                    Robert C. Harvey
                                    President, Chief Executive Officer,
                                    Chief Financial Officer and
                                    Chairman of the Board of Directors















EXHIBIT INDEX


                             EXHIBIT INDEX

Exhibit           Description                           Method of Filing

1.1               Stock Purchase Agreement,             Filed Electonically
                  dated December 11, 2013,
                  by and between Robert C. Harvey
                  and Oakridge Holdings, Inc